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                                                                    Exhibit 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Each of the undersigned hereby certifies, in his capacity as an officer of Edison Schools Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         1. The Annual Report of the Company on Form 10-K for the fiscal year ended June 30, 2002 fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in such report fairly presents, in all material respects, the financial condition and results of the operation of the Company.


Dated:  September 30, 2002





BY:                    /s/ H. Christopher Whittle
                ---------------------------------------------
                            H. Christopher Whittle
                         Chief Executive Officer and
                                   Director



BY:                        /s/ Chris Scarlata
                ---------------------------------------------
                                Chris Scarlata
                         Chief Financial Officer and
                                   Director